                                                                   Exhibit 10.18

--------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT

                          Dated as of November 30, 2001

                                      among

                               SMART & FINAL INC.,
                                 as the Lessee,

         THE VARIOUS PERSONS WHICH ARE PARTIES HERETO FROM TIME TO TIME,
                               as the Guarantors,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
              not individually, except as expressly stated herein,
             but solely as the Owner Trustee under S&F Trust 1998-1,

                      THE VARIOUS PERSONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Holders,

                      THE VARIOUS PERSONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Lenders,

                                       and

                           Fleet Capital Corporation,
                   as the Administrative Agent for the Lenders
                     and respecting the Security Documents,
          as the Administrative Agent for the Lenders and the Holders,
                        to the extent of their interests,

                                    Arranger:

                            FLEET CAPITAL CORPORATION

                              Documentation Agent:

                           NATEXIS BANQUES POPULAIRES

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
SECTION 1  THE LOAN ....................................................................................    1

SECTION 2  THE HOLDER ADVANCE...........................................................................    1

SECTION 3  SUMMARY OF TRANSACTION.......................................................................    2
                    3.1        Operative Agreements.....................................................    2
                    3.2        Property Refinancing.....................................................    2
                    3.3        Commencement of Basic Rent...............................................    2
                    3.4        [not used]...............................................................    2

SECTION 4  THE CLOSING..................................................................................    2
                    4.1        Closing..................................................................    2
                    4.2        [not used]...............................................................    3

SECTION 5  FUNDING OF ADVANCE; CONDITIONS PRECEDENT; THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON
                    LIENS...............................................................................    3
                    5.1        General..................................................................    3
                    5.2        Procedures for Funding...................................................    3
                    5.3        Conditions Precedent for the Lessor, the Agent, the Lenders and the
                               Holders Relating to the Closing..........................................    4
                    5.4        Sale of Equipment........................................................    8
                    5.5        [not used]...............................................................    8
                    5.6        [not used]...............................................................    8
                    5.7        Restrictions on Liens....................................................    8
                    5.8        Joinder Agreement Requirements...........................................    8
                    5.9        Payments.................................................................    9
                    5.10       [not used]...............................................................    9
                    5.11       [not used]...............................................................    9

SECTION 6  REPRESENTATIONS AND WARRANTIES...............................................................    9
                    6.1        Representations and Warranties of the Borrower...........................    9
                    6.2        Representations and Warranties of the Credit Parties.....................   11
                    6.3        Representations and Warranties of the Lenders and Holders................   15

SECTION 6B GUARANTY....................................................................................    16
                    6B.1       Guaranty of Payment and Performance......................................   16
                    6B.2       Obligations Unconditional................................................   16
                    6B.3       Modifications............................................................   17
                    6B.4        Waiver of Rights........................................................   17
                    6B.5       Reinstatement............................................................   18
                    6B.6       Remedies.................................................................   18
                    6B.7       Limitation of Guaranty...................................................   18

                                                                                                            Page
                                                                                                            ----
                    6B.8       Payment of Amounts to the Agent..........................................   18
                    6B.9       Release of Guarantors....................................................   19
                    6B.10      Subrogation..............................................................   19

SECTION 7  PAYMENT OF CERTAIN EXPENSES..................................................................   20
                    7.1        Transaction Expenses.....................................................   20
                    7.2        [not used]...............................................................   20
                    7.3        Certain Fees and Expenses................................................   20
                    7.4        [not used]...............................................................   21
                    7.5        [not used]...............................................................   21

SECTION 8  OTHER COVENANTS AND AGREEMENTS...............................................................   21
                    8.1        [not used]...............................................................   21
                    8.2        Covenants of the Owner Trustee and the Holders...........................   21
                    8.3        Credit Party Covenants, Consent and Acknowledgment.......................   22
                    8.4        Sharing of Certain Payments..............................................   25
                    8.5        Grant of Easements etc...................................................   26
                    8.6        Appointment of the Agent by the Lenders, the Holders and the Owner
                               Trustee..................................................................   26
                    8.7        Collection and Allocation of Payments and Other Amounts..................   27
                    8.8        Release of Properties etc................................................   30

SECTION 9  CREDIT AGREEMENT AND TRUST AGREEMENT.........................................................   30
                    9.1        The Lessee's Credit Agreement Rights.....................................   30
                    9.2        The Lessee's Trust Agreement Rights......................................   31

SECTION 10 TRANSFER OF INTEREST.........................................................................   31
                    10.1       Restrictions on Transfer.................................................   31
                    10.2       Effect of Transfer.......................................................   32

SECTION 11 INDEMNIFICATION..............................................................................   32
                    11.1       General Indemnity........................................................   32
                    11.2       General Tax Indemnity....................................................   35
                    11.3       [not used]...............................................................   40
                    11.4       [not used]...............................................................   40
                    11.5       EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY ETC....   40
                    11.6       Additional Provisions Regarding Environmental Indemnification............   41
                    11.7       [not used]...............................................................   41
                    11.8       [not used]...............................................................   41

SECTION 12 MISCELLANEOUS................................................................................   41
                    12.1       Survival of Agreements...................................................   41
                    12.2       Notices; Wire Instructions...............................................   41
                    12.3       Counterparts.............................................................   43

                                                                                                            Page
                                                                                                            ----
                      12.4       Terminations, Amendments, Waivers Etc.; Unanimous Vote Matters...........   43
                      12.5       Headings, etc............................................................   44
                      12.6       Parties in Interest......................................................   44
                      12.7       GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE...   45
                      12.8       Severability.............................................................   46
                      12.9       Liability Limited........................................................   46
                      12.10      Rights of the Credit Parties.............................................   47
                      12.11      Further Assurances.......................................................   47
                      12.12      Calculations under Operative Agreements..................................   48
                      12.13      Confidential.............................................................   48
                      12.14      Financial Reporting/Tax Characterization.................................   48
                      12.15      Set-off..................................................................   49

                                    EXHIBITS

A - [not used]

B - [not used]

C - [not used]

D - [not used]

E - [not used]

F - [not used]

G - [not used]

H - [not used]

I - [not used]

J - Form of Joinder Agreement - Section 5.8(a)

K - Description of Material Litigation - Section 6.2(d)

L - State of Incorporation/Formation and Principal Place of Business of
    Each Guarantor - Section 6.2(i)

M - Form of Officer's Compliance Certificate - Section 8.3(1)

Schedule 8.3(q)

Appendix A - Rules of Usage and Definitions

                             PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT, dated as of November 30, 2001 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement"), is by and among SMART & FINAL INC., a Delaware corporation
      ---------
(the "Lessee"); the various Persons which are parties hereto from time to time
      ------
as guarantors (subject to the definition of Guarantors in Appendix A hereto, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO
                 ---------                         ----------
BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated herein (in its individual capacity, the "Trust Company"), but solely as the Owner Trustee under S&F Trust 1998-1 (the
 -------------
"Owner Trustee", the "Borrower" or the "Lessor"); the various Persons which are
 -------------        --------          ------
parties hereto from time to time as holders of certificates issued with respect to S&F Trust 1998-1 (subject to the definition of Holders in Appendix A hereto,
                                                             ----------
individually, a "Holder" and collectively, the "Holders"); the various Persons
                 ------                         -------
which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the
              ----------                          ------
"Lenders"); Fleet Capital Corporation, a Delaware corporation, as the arranger
 -------
and as the administrative agent for the Lenders and, respecting the Security Documents, as the administrative agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms
                                                  -----
used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.
         ----------

     In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.

                                   SECTION 1

                                    THE LOAN

     Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Lenders have agreed to make the Loan to the Lessor on the Closing Date in a principal amount of up to the aggregate amount of the Commitments of the Lenders for the purposes described herein, and in consideration of the receipt of proceeds of the Loan, the Lessor will issue the Notes. The Loan shall be made and the Notes shall be issued pursuant to the Credit Agreement. The Loan and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                                   SECTION 2

                               THE HOLDER ADVANCE

     Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Holders have agreed to make the Holder Advance to the Lessor on the Closing Date in an amount of up to the aggregate amount of the Holder

Commitments for the purposes described herein, and in consideration of the receipt of the Holder Advance, the Lessor will issue the Certificates. The Holder Advance shall be 4.5924% of the Advance. No prepayment or any other payment with respect to the Advance shall be permitted such that the Holder Advance is less than 4.5924% of the outstanding amount of the Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

                                   SECTION 3

                             SUMMARY OF TRANSACTION

     3.1  Operative Agreements.
          --------------------

     On the Closing Date, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, the Mortgage Instruments and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

     3.2  Property Refinancing.
          --------------------

     On the Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will make the Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement; (b) the Lenders will make the Loan in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement; (c) the Lessor will pay in full all amounts owed to the 1998 Holders and the 1998 Lenders under the 1998 Operative Agreements, in return for delivery to the Agent of the Termination and Release Documents; (d) the Lessee and the Lessor will execute and deliver a Lease Supplement relating to each Property and a memorandum (or short form lease) regarding each Lease Supplement; (e) the Mortgage Instruments and the Termination and Release Documents will be recorded or filed with the proper authority; and (f) the Term will commence with respect to each Property.

     3.3  Commencement of Basic Rent.
          --------------------------

     The Lessee shall commence to pay Basic Rent as of the Term Commencement
Date.

     3.4  [not used]
          ----------

                                    SECTION 4

                                   THE CLOSING

     4.1  Closing.
          -------

     The Closing shall be held at the offices of Thelen Reid & Priest LLP, San Francisco, California.

     4.2  [not used]
          ----------

                                   SECTION 5

                    FUNDING OF ADVANCE; CONDITIONS PRECEDENT;
             THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS

     5.1  General.
          -------

          (a) To the extent funds have been advanced to or as directed by the Lessor as the Loan by the Lenders and as the Holder Advance by the Holders, the Lessor will use such funds or direct that such funds be used in accordance with the terms and conditions of this Agreement and the other Operative Agreements
(i) to pay in full all amounts owed to the 1998 Holders and the 1998 Lenders under the 1998 Operative Agreements, (ii) to pay Transaction Expenses, Commitment Fees and Administrative Fees and (iii) to pay the Lessee the balance of such funds.

          (b) [not used]

     5.2  Procedures for Funding.
          ----------------------

          (a) The Lessee shall designate the Closing Date in a written notice to the Agent (the "Closing Notice"), in form and substance satisfactory to the
                -------------
Agent, in its reasonable discretion, in accordance with the terms and provisions hereof, which date shall not be earlier than three Business Days following the delivery of such notice. The interest rate under each Note and the Holder Yield under each Certificate will be set by the Agent three Business Days before the Closing Date and will be based upon U.S. Treasuries of constant maturity by reference to Bloomberg.

          (b) The Closing Notice shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Commitments plus the Holder Commitments, and (iii) request that the Holders make the Holder Advance and that the Lenders make the Loan to the Lessor for the payment of all amounts owed to the 1998 Holders and the 1998 Lenders under the 1998 Operative Agreements, Transaction Expenses, Commitment Fees, Administrative Fees, and the balance to the Lessee.

          (c) Subject to the satisfaction of the conditions precedent set forth in Section 5.3, on the Closing Date (i) the Lenders shall make the Loan, each in the amount of its respective Commitment, to or as directed by the Lessor in an aggregate principal amount equal to the aggregate of the Commitments; (ii) the Holders shall make the Holder Advance, each in the amount of its respective Holder Commitment, to or as directed by the Lessor in an aggregate amount equal to the aggregate of the Holder Commitments; and (iii) the total amount of the Loan and the Holder Advance made on such date shall be used as directed by the Lessor as specified in Section 5.1(a).

          (d) [not used]

          (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, chattel paper originals and the like, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it.

          (f) Notwithstanding the completion of the Closing under this Agreement, each condition precedent in connection with the Closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

     5.3  Conditions Precedent for the Lessor, the Agent, the Lenders and the
          -------------------------------------------------------------------
          Holders Relating to the Closing.
          -------------------------------

     The obligations (i) on the Closing Date of the Lessor, the Agent, the Lenders and the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Closing Date and (ii) on the Closing Date of the Holders to make the Holder Advance and of the Lenders to make the Loan are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Closing Date (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, the Lenders and the Holders, each in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions which are required to be performed by such party):

          (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement on such date;

          (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to such date;

          (c) the Agent shall have received the executed Closing Notice;

          (d) title to each Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

          (e) the Lessee shall have delivered to the Agent a good standing certificate for the Lessee in the state where each Property is located;

          (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements or the Lessee Credit Agreement and no Default or Event of Default under any of the Operative Agreements or the Lessee Credit Agreement will have occurred after giving effect to the Closing;

          (g) the Lessee shall have delivered to the Agent title insurance policies for the Properties in an aggregate amount greater than or equal to the Advance and for the Lessee Collateral Properties, with such endorsements as the Agent, the Lenders and the Holders deem necessary, in favor of the Lessor and the Agent, from a title insurance company acceptable to the Agent, the Lenders and the Holders, with only such title exceptions as are acceptable to the Agent, the Lenders and the Holders;

          (h) the Lessee shall have delivered to the Agent an environmental site assessment respecting each Property prepared by the Environmental Consultant, and in form and substance, acceptable to the Agent, the Lenders and the Holders;

          (i) the Lessee Credit Agreement shall be in full force and effect;

          (j) the Lessee shall have caused to be delivered to the Agent legal opinions addressed to, in form and substance acceptable to, and from local counsel acceptable to the Lessor, the Agent, the Lenders and the Holders, covering the real property law of each state in which a Property or a Lessee Collateral Property is located and a separate flood hazard certificate respecting each Property prepared by an independent recognized professional acceptable to the Lessor, the Agent, the Lenders and the Holders;

          (k) the Agent shall be satisfied that the holding of each Property and the execution of the Mortgage Instruments and the other Security Documents will not materially and adversely affect the rights of the Lessor, the Agent, the Holders or the Lenders under or with respect to the Operative Agreements;

          (l) the Lessee shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, the Transaction Expenses;

          (m) the Lessee shall have caused to be delivered to the Agent the Mortgage Instruments (each in such form as is acceptable to the Agent, with revisions as necessary to conform to applicable state law), the Lessor Financing Statements, the Lender Financing Statements and the Termination and Release Documents respecting each Property, all fully executed and in form suitable for recordation or filing, as appropriate, and all of them shall have been recorded or filed, as appropriate, with the applicable authorities;

          (n) the Lessee shall have delivered to the Agent a Lease Supplement with respect to each Property and a memorandum (or short form lease) regarding each Lease Supplement (such memorandum or short form lease to be in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the
                         ---------
Agent, with modifications as necessary to conform to applicable state law, and in form suitable for recording);

          (o) the sum of the Commitments plus the Holder Commitments must be sufficient to pay in full all amounts owed to the 1998 Holders and the 1998 Lenders under the 1998 Operative Agreements;

          (p) [not used]

          (q) the Lessee shall have provided the Agent with evidence of the insurance required to be maintained under the Lease and a broker's letter, each with respect to each Property and in form and substance acceptable to the Agent, the Lenders and the Holders;

          (r) the Lessee shall have caused an Appraisal regarding each Property to be provided to the Agent from the Appraiser, which Appraisal must be satisfactory in all respects to the Agent, the Lenders and the Holders;

          (s) the Lessee shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessor, the Lessee and the other Credit Parties to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent;

          (t) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

          (u) in the opinion of each of the Lessor, the Lenders, the Agent, and the Holders, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

          (v) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements;

          (w) since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect;

          (x) the Agent shall have received an Officer's Certificate, dated as of the Closing Date, of the Lessee in such form as is acceptable to the Agent stating that (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement or the Lessee Credit Agreement;
(iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it; and (iv) each Credit Party has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

          (y) the Agent shall have received (i) a certificate of the secretary or an assistant secretary of each Credit Party, dated as of the Closing Date, in such form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of the board of directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the secretary of state of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such Credit Party the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state. To the extent any Credit Party is a partnership, a limited liability company or is otherwise organized, such Person shall deliver to the Agent (in form and substance satisfactory to the Agent, the Lenders and the Holders) as of the Closing Date (A) a certificate regarding such Person and any corporate general partners, in such form as is acceptable to the Agent and (B) a good standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable;

          (z) there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or condition (financial or otherwise) of the Credit Parties (on a consolidated basis) from that set forth in the most recent audited consolidated financial statements of the Credit Parties, which have been provided to the Agent;

          (aa) the Agent shall have received an Officer's Certificate of the Lessor dated as of the Closing Date in such form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

          (bb) the Agent shall have received (i) a certificate of the secretary, trust officer or vice president of the Trust Company in such form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party,
(B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

          (cc) Lessor's Counsel shall have delivered to the Lessee, the Agent, the Lenders and the Holders its opinion dated the Closing Date, addressed to such parties and as to such matters and in form and substance satisfactory to such parties;

          (dd) Lessee's Counsel shall have delivered to the Lessor, the Agent, the Lenders and the Holders its opinion, dated the Closing Date, addressed to such parties and as to such matters (including the enforceability of the applicable Operative Agreements as to each Credit Party) and in form and substance satisfactory to such parties; and

          (ee) each of the Intercreditor Agreements shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of them.

          (ff) [not used]

     5.4  Sale of Equipment.
          -----------------

     The Lessee hereby transfers to the Owner Trustee all its interest in the Equipment identified in the schedules to the Lease Supplements.

     5.5  [not used]
          ----------

     5.6  [not used]
          ----------

     5.7  Restrictions on Liens.
          ---------------------

     On the Closing Date, the Lessee shall cause each Property to be free and clear of all Liens except those referenced in Sections 6.2(q)(i) and 6.2(q)(ii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title policies issued under
Section 5.3(g) with respect to such Property, to the extent such title policies have been approved by the Agent, the Lenders and the Holders).

     5.8  Joinder Agreement Requirements.
          ------------------------------

     Each Domestic Subsidiary of the Lessee formed or acquired subsequent to the Closing Date shall become a Guarantor and shall satisfy the following conditions within thirty (30) days after the formation or acquisition of such Domestic
Subsidiary:

          (a) such Domestic Subsidiary shall execute and deliver to the Agent a Joinder Agreement in the form attached hereto as Exhibit J.
                                                 ---------

          (b) such Domestic Subsidiary shall have delivered to the Agent (x) an Officer's Certificate, in such form as is acceptable to the Agent, (y) a certificate of the secretary of such Domestic Subsidiary, in such form as is acceptable to the Agent and (z) good standing certificates (or local equivalent) from the respective states where such Domestic Subsidiary is incorporated or organized and where the principal place of business of such Domestic Subsidiary is located as to its good standing in each such state;

          (c) such Domestic Subsidiary shall have delivered to the Lessor, the Agent, the Lenders and the Holders an opinion of counsel acceptable to such parties, addressed to such parties and as to such matters and in form and substance acceptable to such parties; and

          (d) the Agent shall have received such other documents, certificates and information as the Agent shall have reasonably requested.

     5.9  Payments.
          --------

     All payments of principal, interest, Holder Advance, Holder Yield and other amounts to be made by the Lessee under this Agreement or any other Operative Agreement (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the payment address designated by the Agent in Section 12.2(b) in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Payment Date" in Appendix A attached hereto, whenever any payment
                                ----------
under this Agreement or any other Operative Agreement shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

     5.10 [not used]
           --------

     5.11 [not used]
           --------

                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES

     6.1  Representations and Warranties of the Borrower.
          ----------------------------------------------

     Effective as of the Closing Date, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the
                                     ---------
following paragraphs (h), (j) and (k) are made solely in its capacity as the
Borrower:

          (a) it is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

          (b) the execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers,
(iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

          (c) the Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before the Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

          (d) there is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

          (e) it, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

          (f) no Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

          (g) except as otherwise contemplated in the Operative Agreements, the proceeds of the Loan and Holder Advance shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than as specified in Sections 5.1 and 5.2 hereof;

          (h) neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

          (i) the Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

          (j) the Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loan or the Holder Advance will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U, or X of the Board;

          (k) the Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

          (l) each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee; and

          (m) the Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements executed by the Owner Trustee, in its trust capacity.

     6.2  Representations and Warranties of the Credit Parties.
          ----------------------------------------------------

     Effective as of the Closing Date and the date each Domestic Subsidiary delivers a Joinder Agreement, each Credit Party represents and warrants to each of the other parties hereto that:

          (a) the representations and warranties set forth in Section 28.1 of the Lease are true and correct (unless such relate solely to an earlier point in time), and the Lessee has delivered to the Agent the financial statements and other reports referred to in Article XXVIII of the Lease;

          (b) the execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each Credit Party, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approvals, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of its Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of the articles of incorporation, by-laws or other organizational documents of any Credit Party or any of its Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of its Subsidiaries or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any Credit Party or any of its Subsidiaries;

          (c) this Agreement and the other applicable Operative Agreements, executed prior to and as of such date by any Credit Party, constitute the legal, valid and binding obligation of such Credit Party, as applicable, enforceable against such Credit Party, as applicable, in accordance with their terms. Each Credit Party has executed the various Operative Agreements required to be executed by such Credit Party as of such date;

          (d) there are no material actions, suits or proceedings pending or, to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or any Credit Party's interest therein, (ii) question the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party or (iii) have or could reasonably be expected to have a Material Adverse Effect; provided for purposes of disclosure, the Credit Parties have described
        --------
the litigation set forth on Exhibit K;
                            ---------

          (e) no Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) the Advance, in each case, except those which have been obtained and are in full force and effect;

          (f) upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the applicable Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

          (g) [not used]

          (h) all information heretofore or contemporaneously herewith furnished by each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

          (i) the principal place of business, chief executive office and office of the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 600 Citadel Drive, Commerce, California 90040, the state of formation of the Lessee is the State of Delaware and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in Exhibit L;
                    ---------

          (j) the representations and warranties of each Credit Party set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date; each Credit Party is in all material respects in compliance with its obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement; no Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance;

          (k) as of the Closing Date, each Property is a Permitted Facility; each Property consists of Land and existing Improvements thereon which Improvements are suitable for occupancy; each Property is located in one of the Approved States; each Property is well-performing (as that term is used in Lessee's financial statements); and Lessee intends to continue operating each Property as a Permitted Facility;

          (l) as of the Closing Date, the Lessor has good and marketable fee simple title to each Property, subject only to (i) such Liens referenced in Sections 6.2(q)(i) and 6.2(q)(ii) and (ii) subject to Section 5.7, Permitted Liens after the Closing Date;

          (m) as of the Closing Date, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

          (n) as of the Closing Date, each Property complies with all Insurance Requirements and all standards of Lessee with respect to similar properties owned by Lessee;

          (o) as of the Closing Date, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

          (p) as of the Closing Date, all utility services and facilities necessary for the operation of the Improvements and the operation of the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Land;

          (q) (i) the Security Documents create, as security for the Obligations, valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title policies issued under Section 5.3(g) with respect to the applicable Property, to the extent such title policies have been approved by the Agent, the Lenders and the Holders; upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements; to the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements; and

               (ii) the Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title policies issued under Section 5.3(g) with respect to the applicable Property, to the extent such title policies have been approved by the Agent, the Lenders and the Holders; upon recordation of the memorandum of the Lease Agreement (or a short form lease) in the real estate recording office in the applicable Approved State identified by the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements; to the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be a perfected first priority security interest in such personal property in favor of the Lessor, which security interest pursuant to the Lessor Financing Statements is assigned to the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements;

          (r) as of the Closing Date, the sum of the Lessee's available cash balances and the available funds under its revolving credit facility is at least $50 million.

          (s) the Improvements as to each Property comply with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect; such Improvements are (i) within (A) the boundary lines of the Property and (B) any building restriction lines or setbacks and (ii) do not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Agent);

          (t) [not used]

          (u) as of the Closing Date, each Domestic Subsidiary (formed prior to or on such date) shall have executed this Agreement in its capacity as a Guarantor.

          (v) [not used]

          (w) [not used]

     6.3  Representations and Warranties of the Lenders and Holders.
          ---------------------------------------------------------

          Each Lender and each Holder represents, warrants and covenants as of the Closing Date, as to itself, and each Lender and each Holder that acquires its interest in the Notes or the Certificates after the Closing Date shall be deemed to represent, warrant and covenant on the date it becomes a Lender or a Holder by virtue of accepting such status (without any requirement for any further act or instrument) that:

          (a) it (except for Casino) is an "accredited investor" (as defined in Rule 501 under the Securities Act of 1933, as amended);

          (b) it is acquiring the Notes or Certificates to be acquired by it for its own account and is being purchased for its own account, or for one or more separate accounts maintained by it, in the ordinary course of its business, and not with a view to any resale or distribution thereof, except that the disposition of its property shall at all times be within its control; and

          (c) either (i) none of the funds used by it to acquire the Notes or Certificates to be acquired by it constitute "assets" (as defined in the regulations to Section 406 of ERISA) of an "employee benefit plan" (as defined in Section 3(3) of ERISA) or of a "plan" (as defined in Section 4975(e)(1) of the Code), or (ii) one or more statutory or administrative prohibited transaction exemptions applies to its acquisition and continued holding of the Notes or Certificates to be acquired by it.

                                   SECTION 6B

                                    GUARANTY

     6B.1 Guaranty of Payment and Performance.
          -----------------------------------

     Subject to Section 6B.7, each Guarantor hereby, jointly and severally, unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the
                              --------
obligations of the Guarantors under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements. This Section 6B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

     6B.2 Obligations Unconditional.
          -------------------------

     Each Guarantor agrees that the obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 6B.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and each Guarantor hereby waives the right to require the Financing Parties to proceed against the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. Without limiting the generality of the waiver provisions of this Section 6B, each Guarantor hereby waives any rights to require the Financing Parties to proceed against the Lessee or any co-guarantor or to require the Lessor to pursue any other remedy or enforce any other right. Each Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B
                           --------
which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither any Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Lessee or by reason of the bankruptcy or insolvency of the Lessee. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 6B or acceptance of this
Section 6B. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B. All dealings between the Lessee and any of the Guarantors, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

     6B.3 Modifications.
          --------------

     Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; and (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     6B.4 Waiver of Rights.
          -----------------

     Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit to the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor, (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled. Without limiting the foregoing, each Guarantor expressly waives, to the fullest extent permitted by applicable law, any defense to the enforcement of its obligations hereunder, and any rights and benefits which might otherwise be available to such Guarantor, under California Civil Code Sections 2809, 2810, 2819, 2822(a), 2839, 2845, 2848, 2849, 2850, 2855, 2899 and 3433.

     6B.5 Reinstatement.
          -------------

     The obligations of the Guarantors under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     6B.6 Remedies.
          --------

     The Guarantors agree that, as between the Guarantors, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors in accordance with the applicable provisions of the Operative Agreements.

     6B.7 Limitation of Guaranty.
          ----------------------

     Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

     Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

     6B.8 Payment of Amounts to the Agent.
          -------------------------------

     Each Financing Party hereby instructs each Guarantor, and each Guarantor hereby acknowledges and agrees, that until such time as the Loan and the Holder Advance are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Section 8.7 hereof.

     6B.9 Release of Guarantors.
          ---------------------

     Each Financing Party hereby agrees that (a) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B without the consent of any other Financing Party if the release is granted in connection with a disposition by the applicable Credit Party of all the shares of stock or partnership or other equity interest in such Guarantor and such disposition is permitted pursuant to the applicable provisions of the Operative Agreements and the Lessee Credit Agreement and (b) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B.9 without the consent of any other Financing Party if the release is requested by the Lessee in connection with a dissolution of the Guarantor, subject to the Lessee providing to the Agent written representations to the effect that such Guarantor has no business operations and no assets.

     6B.10 Subrogation.
           -----------

     Each Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee or any other Guarantor of the Company Obligations for amounts paid under this Section 6B until such time as the Loan, Holder Advance, accrued but unpaid interest, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full.

     EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT PURSUANT TO THE FOREGOING PARAGRAPH, EACH GUARANTOR HAS WAIVED, AMONG OTHER SPECIFIC RIGHTS GRANTED TO IT AT LAW OR IN EQUITY, ITS RIGHTS, IF ANY, TO SUBROGATION, REIMBURSEMENT OR INDEMNITY AGAINST BORROWER. EACH GUARANTOR'S WAIVER INCLUDES, WITHOUT LIMITATION, A WAIVER OF ITS RIGHTS THROUGH SUBROGATION, AFTER PAYMENT OF ITS OBLIGATIONS UNDER ITS GUARANTY, TO BE SUBSTITUTED IN PLACE OF ANY FINANCING PARTIES WITH RESPECT TO THE LESSEE'S OBLIGATIONS OF SUCH THAT IT COULD SUCCEED TO THE FINANCING PARTIES' RIGHTS, REMEDIES OR SECURITY RELATING TO THE LESSEE'S OBLIGATIONS AND ASSERT A CLAIM AGAINST THE LESSEE. CERTAIN AUTHORITIES HAVE DETERMINED THAT, IN THE ABSENCE OF AN EFFECTIVE WAIVER, PARTICULAR ACTIONS OF THE LESSOR THAT IMPAIR OR DESTROY A GUARANTOR'S SUBROGATION RIGHTS COULD PROVIDE A GUARANTOR WITH A DEFENSE TO THE PAYMENT AND PERFORMANCE OF ITS OBLIGATIONS UNDER ITS GUARANTY. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN NOTIFIED OF THE NATURE OF ALL OF ITS RIGHTS AND DEFENSES AS A GUARANTOR AND HAS KNOWINGLY AND WITH THE ADVICE OF LEGAL COUNSEL WAIVED SUCH RIGHTS AND DEFENSES AS SET FORTH HEREIN.

     EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE FINANCING PARTIES, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED ITS RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

                                   SECTION 7

                           PAYMENT OF CERTAIN EXPENSES

     7.1  Transaction Expenses.
          --------------------

          (a) On the Closing Date, the Lessor will pay, from the proceeds of the Advance, all Transaction Expenses incurred to that date (inclusively). To the extent, if any, that these Transaction Expenses cannot be paid from the Advance, the Lessee will pay them on the Closing Date.

          (b) [not used]

          (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

     7.2  [not used]

     7.3  Certain Fees and Expenses.
          -------------------------

     The Lessee agrees to pay when due (a) the annual Owner Trustee's fees and all reasonable expenses of the Owner Trustee and any co-trustees or successor owner trustee (including without limitation reasonable counsel fees and expenses), for acting as the owner trustee or a co-trustee under the Trust Agreement; (b) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in entering into any future amendments, modifications, supplements, restatements or replacements with respect to any of the Operative Agreements, whether or not the amendments, modifications, supplements, restatements or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto requested by any Credit Party, the Agent, the Lenders, the Holders or the Lessor; (c) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Lessee or any third party; and (d) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property, whether or not the transfer or conveyance is ultimately accomplished.

     7.4  [not used]
           --------

     7.5  [not used]
           --------

                                   SECTION 8

                         OTHER COVENANTS AND AGREEMENTS

     8.1  [not used]

     8.2  Covenants of the Owner Trustee and the Holders.
          ----------------------------------------------

     Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

          (a) neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create at any time any Lessor Lien, and the Owner Trustee will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner
                                            --------  -------
Trustee shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

          (b) without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

          (c) the Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

          (d) the Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any

Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

          (e) the Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

          (f) neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

          (g) the Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, if it shall change its name or if it shall cease to be a registered organization under the laws of the United States; and

          (h) the Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loan is paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this
        --------  -------
Section 8.2(h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

     8.3  Credit Party Covenants, Consent and Acknowledgment.
          --------------------------------------------------

          (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

          (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loan and the Holder Advance are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent (until such time as the Loan is paid in full, and then by the Majority Holders) and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also to be delivered at the same time to the Agent and the Holders.

          (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

          (d) Each Guarantor hereby covenants and agrees that except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and guaranteed by the Guarantors. Such obligations of the Guarantors shall include without limitation Arrangement Fees, administrative fees, Prepayment Fees, indemnities, trustee fees and Transaction Expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

          (e) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent, the Lenders and the Holders and from an appraiser selected by the Agent) to be issued respecting any Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) after each occurrence of an Event of Default.

          (f) The Lessee hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee. Without limitation, such obligations of the Lessee shall include the Supplemental Rent obligations pursuant to Section 3.3 of the Lease, Arrangement Fees, administrative fees, Prepayment Fees, indemnities, trustee fees and Transaction Expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

          (g) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

          (h) [not used]

          (i) The Lessee hereby covenants and agrees that each Property is and shall continue to be a Permitted Facility.

          (j) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 600 Citadel Drive, Commerce, California 90040, if it shall change its name or if it shall cease to be a registered organization organized under the laws of the State of Delaware.

          (k) [not used]

          (l) Until all the obligations of the Credit Parties under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Term has expired or been earlier terminated, the Lessee will furnish or cause to be furnished to each Holder, each Lender and the Agent at their respective addresses set forth or referenced in Section 12.2 of this Agreement, or such other office as may be designated by any such Holder, Lender or the Agent from time to time: (i) not later than forty-five (45) days after the end of each fiscal quarter, a certificate duly signed by the chief executive officer or the chief financial officer of Lessee setting forth the Adjusted Leverage Ratio for the period of four (4) consecutive fiscal quarters ending with such quarter-end and setting forth the computations employed in calculating the ratio (the "Margin Certificate") and (ii) at each time financial statements
                ------------------
are delivered or to be delivered pursuant to Article XXVIII of the Lease, a compliance certificate duly executed by the chief financial officer of the Lessee substantially in the form of Exhibit M attached hereto (the "Officer's
                                    ---------                       ---------
Compliance Certificate").
----------------------

          (m) [not used]

          (n) Each Credit Party hereby covenants and agrees to cause each Domestic Subsidiary formed or acquired by it after the Closing Date to execute a Joinder Agreement and to satisfy the terms of Sections 5.8(a)-(d) of this Agreement, all within thirty (30) days of the formation or acquisition of such Domestic Subsidiary.

          (o) Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Agent within ten (10) days of when such Credit Party gains such knowledge.

          (p) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full unless consent has been obtained from the Majority Secured Parties, each Credit Party will:

               (i) except as permitted by the express provisions of the Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to do so qualify would have a Material Adverse Effect;

               (ii) pay and perform all obligations of the Credit Parties under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which if not paid would have a Material Adverse Effect; provided that any Credit Party may contest any item
                         --------
described in this Section 8.3(p)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

               (iii) to the extent failure to do so would have a Material Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; keep in full force and effect all licenses, certifications or accreditations necessary for any Property to carry on its business; and

               (iv) provided that the Agent, the Lenders and the Holders use reasonable efforts to minimize disruption to the business of the Credit Parties, permit representatives of the Agent or any Lender or Holder, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

          (q) The Lessee shall, at its own expense, do or otherwise cause to be done each of the post-closing matters listed on Schedule 8.3(q) hereto as soon as practicable but in any event within 90 days of the Closing Date.

          (r) [not used]

          (s) [not used]

          (t) [not used]

          (u) [not used]

     8.4  Sharing of Certain Payments.
          ---------------------------

     Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

     8.5  Grant of Easements etc.
          ----------------------

     The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Agent, the Lenders and the Holders), in connection with the transactions contemplated by the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property; (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property; (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases; and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts or operating agreements; provided, that each of the
                                                --------
agreements referred to in this Section 8.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

     8.6  Appointment of the Agent by the Lenders, the Holders and the Owner
          ------------------------------------------------------------------
          Trustee.
          -------

     The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount and all other amounts due and owing to the Holders. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be; provided, in all
                                                              --------
cases, the Agent shall allocate payments and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. The outstanding Holder Advance and the outstanding Loan shall each be taken into account for purposes of determining Majority Secured Parties. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this Section 8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

     8.7  Collection and Allocation of Payments and Other Amounts.
          -------------------------------------------------------

          (a) Promptly after receipt, the Agent shall, in its reasonable judgment identify the nature of, and apply and allocate, in accordance with the terms of this Section 8.7, all amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders pursuant to this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loan to the Advance and (in the case of the Holders) the ratio of the outstanding Holder Advance to the Advance. Ratable distributions among the A-1, A-2, or B Lenders shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the A-1, A-2, or B Lenders' Commitments, as applicable. Ratable distributions among the Holders pursuant to this Section 8.7 shall be based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

          (b) All amounts received by the Agent from time to time in accordance with the terms of Section 8.7(a) shall be applied and allocated as follows:

               (i) Any Basic Rent shall be applied and allocated by the Agent ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loan and thereafter the principal of the Loan which is due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Advance and thereafter the portion of the Holder Advance which is due on such date; and

               (ii) If on any date the Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (C) the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to
Section 20.3 of the Lease, then in each case, the Lessor shall pay such amount received (1) if no Acceleration has occurred, to the Lenders and the Holders, ratably, toward the prepayment of the principal balance of the Loan and the Holder Advance or (2) if an Acceleration has occurred, in accordance with
Section 8.7(b)(iii).

               (iii) (A) Subject to Section 8.7(c), an amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, or any other Collateral under the Security Agreement, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, and any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease shall be applied and allocated by the Agent first, ratably to the payment
                                                  -----
to the A-2 Lenders and the B Lenders of the outstanding interest and then principal of the A-2 Notes and the B Notes, second, ratably to the payment to
                                            ------
the A-2 Lenders and the B Lenders of any other amounts owed to them under the Operative Agreements, third, ratably to the payment to the A-1 Lenders of the
                      -----
outstanding interest and then principal of the A-1 Notes, fourth, ratably to
                                                          ------
the payment to the A-1 Lenders of any other amounts owed to them under the Operative Agreements, fifth, ratably to the payment to the Holders of the
                      -----
outstanding Holder Yield and then the outstanding balance of the Holder Advance, sixth, ratably to the payment to the Holders of any other amounts owed to the
-----
Holders under the Operative Agreements, and seventh, to the extent moneys remain
                                            -------
after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided where no Event of Default exists and is continuing and a prepayment is
--------
made for any reason with respect to less than the full amount of the outstanding principal amount of the Loan and the outstanding Holder Advance, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

                    (B) Subject to Section 8.7(c), an amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Lessee Collateral Properties or any portion thereof, or any other Collateral under the Subordinate Security Agreement, whether pursuant to the exercise of remedies under the Security Documents or otherwise, shall be applied and allocated by the Agent first, ratably to the
                                                       -----
payment to the A-2 Lenders and the B Lenders of the outstanding interest and then principal of the A-2 Notes and the B Notes, second, ratably to the payment
                                                 ------
to the A-2 Lenders and the B Lenders of any other amounts owed to them under the Operative Agreements, third, ratably to the payment to the Holders of the
                      -----
outstanding Holder Yield and then the outstanding balance of the Holder Advance, fourth, ratably to the payment to the Holders of any other amounts owed to the
------
Holders under the Operative Agreements, fifth, ratably to the payment to the A-1
                                        -----
Lenders of the outstanding interest and then principal of the A-1 Notes, sixth,
                                                                         -----
ratably to the payment to the A-1 Lenders of any other amounts owed to them under the Operative Agreements, and seventh, to the extent moneys remain after
                                    -------
application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided
                                                                        --------
where no Event of Default exists and is continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loan and the outstanding Holder Advance, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

               (iv) (A) Subject to Section 8.7(c), an amount equal to any payment identified as a payment of the Maximum Residual Guarantee Amount (and any lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties, shall be applied and allocated by the Agent first, ratably,
                                                               -----
to the payment of the principal and interest balances of the A-1 Notes and the A-2 Notes then outstanding, second, ratably to the payment of the principal and
                            ------
interest balances of the B Notes then outstanding, third, ratably to the payment
                                                   -----
of the principal balance of the Holder Advance plus all outstanding Holder Yield with respect to such outstanding Holder Advance, fourth to the payment of any
                                                 ------
other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and
               -----
allocation pursuant to clauses first through fourth above, to the Owner Trustee
                               -----         ------
for application and allocation to any other amounts owing to the Holders or the Owner Trustee, as the Holders shall determine.

                    (B) Subject to Section 8.7(c), an amount equal to (1) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties), and (2) any other amount payable by any Guarantor pursuant to Section 6B, shall be applied and allocated by the Agent first, ratably, to the payment of the principal and
                       -----
interest balances of the A-2 Notes and the B Notes then outstanding, second,
                                                                     ------
ratably to the payment of the principal and interest balances of the A-1 Notes then outstanding, third, ratably to the payment of the principal balance of the
                  -----
Holder Advance plus all outstanding Holder Yield with respect to such outstanding Holder Advance, fourth to the payment of any other amounts owing to
                            ------
the Lenders hereunder or under any of the other Operative Agreement, and fifth,
                                                                         -----
to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation
-----         ------
to any other amounts owing to the Holders or the Owner Trustee, as the Holders shall determine.

               (v) A payment of Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any amounts payable pursuant to the preceding provisions of this
Section 8.7(b)), as the Agent shall determine in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies
--------  -------
after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

               (vi) [not used]

          (c) Upon the payment in full of the Loan and all other amounts owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all amounts owing to the Holders and the Owner Trustee under the Trust Agreement, any moneys remaining with the Agent shall be returned to the Owner Trustee or such other Persons as the Holders may designate for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine. If an Acceleration has occurred, then before the application and allocation of amounts received by the Agent in the order described in Section 8.7(b) above, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon; (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs; and (iii) any and all other amounts reasonably owed to the Agent under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

          (d) [not used]

          (e) [not used]

     8.8  Release of Properties etc.
          -------------------------

     If the Lessee shall at any time purchase or substitute any Property pursuant to the Lease, or if any Property shall be sold in accordance with
Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loan and the Holder Advance in respect of such Property and all other amounts owing to the Lenders and the Holders under the Operative Agreements or upon consummating the sale in connection with the substitution of such Property, as applicable, the Agent is hereby authorized and directed to release such Property from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the payment in full of the Loan and the Holder Advance and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Owner Trustee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                                   SECTION 9

                      CREDIT AGREEMENT AND TRUST AGREEMENT.

     9.1  The Lessee's Credit Agreement Rights.
          ------------------------------------

     Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Lessee shall have the following rights:

          (a) [not used]

          (b) [not used]

          (c) [not used]

          (d) the right to receive any notice and any certificate, in each case issued pursuant to Section 2.11(a) of the Credit Agreement; and

          (e) [not used]

          (f) the right to approve any successor agent pursuant to Section 7.9 of the Credit Agreement.

          (g) [not used]

     9.2  The Lessee's Trust Agreement Rights.
          -----------------------------------

     Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Lessee shall have the following rights:

          (a) [not used]

          (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement.

          (c) [not used]

          (d) [not used]

                                   SECTION 10

                              TRANSFER OF INTEREST

     10.1 Restrictions on Transfer.
          ------------------------

          (a) Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement.

          (b) The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement.

          (c) The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents, but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no
                                                                  --------
Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease.

          (d) No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, all Secured Parties and the Lessor.

          (e) Any participation, assignment or transfer effected in breach of this Section 10.1 shall be void.

     10.2 Effect of Transfer.
          ------------------

     From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under
--------  -------
such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee," "Holder," or "Lender," as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.

                                   SECTION 11

                                 INDEMNIFICATION

     11.1 General Indemnity.
          -----------------

     Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims (other than Impositions, it being understood and agreed that the Indemnity Provider's obligations with respect to Impositions are set forth in Section 11.2), which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby, (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

     If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall
          --------  -------
be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give
        --------  -------
the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure precludes in all respects the Indemnity Provider from contesting such Claim.

     If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however,
                                                             --------  -------
that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any
                                              --------  -------
Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the Indemnity Provider or if criminal charges are alleged against the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

     The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided
                                                                     --------
that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

     Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and, if the Indemnified Person has informed the Indemnity Provider that it intends to contest such Claim (whether or not the control of the contest is then assumed by the Indemnity Provider), the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder; (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $25,000 (or such lesser amount as may be subsequently agreed between the Indemnity Provider and the Indemnified Person); (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability; (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due; (E) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail); and (F) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

     In addition to the foregoing, the Indemnity Provider shall indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any cost, expense or liability incurred by such Indemnified Person arising from any change in any law or regulation governing such Indemnified Person and relating to such Indemnified Person's participation in the transactions contemplated by the Operative Agreements, or arising from any payment made to such Indemnified Party under the Operative Agreements on any date other than the required or scheduled date therefor.

     11.2 General Tax Indemnity.
          ---------------------

          (a) Subject to and limited by in all respects the provisions of
Section 11.2(b) and Sections 11.6 through 11.8, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions, except to the extent such deduction is required by any applicable Law, subject to the obligation to make additional payments under Section 11.2(g).

          (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by Section 11.2(a) (collectively, the "Excluded Taxes"):
                            --------------

               (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on an Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are based on or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted
                       --------
to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any foreign or United States state or local jurisdiction that are based upon or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided that such
                                                 --------

Taxes shall not be excluded under this subparagraph (ii) to the extent such
            ---
Taxes would have been imposed had the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes been the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes; provided, further, that this clause (ii) shall
                                  --------  -------
not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (iii) any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale);

               (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person from the Indemnity Provider), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

               (v) any Tax imposed on or with respect to any sale, assignment, transfer or other disposition by any Indemnified Person of all or any part of its interest in any of the Operative Agreements unless such sale, assignment, transfer or other disposition occurs in connection with (1) an Event of Default, or (2) any transfer, disposition or sublease of the Lessee's or any sublessee's rights under the Lease; and

               (vi) with respect to any Lender or Holder that is not a U.S. Person, United States federal income tax and withholding tax to the extent such tax applies to amounts payable pursuant to any Operative Agreement to or for the benefit of such Lender or Holder at the time such Lender or Holder becomes a party to this Agreement (or changes the location of its principal place of business or the location of the office (the "Lending Office") on the accounting
                                             --------------
records of which it records its Notes or Certificates as an asset and records the amounts payable on its Notes or Certificates as income or at which it holds its Notes or Certificates or conducts administrative, credit review or other activity with respect to its Notes or Certificates) except, in the case of any Lender or Holder that becomes a party to this Agreement or changes its Lending Office after the Closing Date, to the extent that such Lender or Holder is entitled at the time it changes its Lending Office, or to the extent that such Lender's or Holder's assignor was entitled at the time such Lender or Holder becomes a party to this Agreement, as the case may be, to receive additional amounts from the Indemnity Provider with respect to any withholding tax pursuant to Section 11.2(g).

The Impositions other than Excluded Taxes are called herein "Indemnified
                                                             -----------
Impositions".
-----------

          (c) Subject to the terms of Section 11.2(h), the Indemnity Provider shall pay or cause to be paid all Indemnified Impositions directly to the appropriate taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment;

          (d) In the case of Indemnified Impositions for which no contest is conducted pursuant to Section 11.2(k) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Indemnified Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so not later than the later of (A) the thirtieth (30th) day after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand or (B) the date two (2) Business Days before the latest date for timely payment of the Imposition. In the case of Indemnified Impositions for which a contest is conducted pursuant to Section 11.2(k), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(k); and

          (e) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified, by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

          (f) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. In case any other report or tax return shall be required to be made by any Indemnified Person with respect to any Indemnified Imposition and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any Indemnified Impositions, provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to the relevant Indemnified Imposition. Each Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

          (g) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the
                ------------
Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set
           ---------------
off) (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall (subject to the Indemnity Provider's rights under Section 11.2(k)) discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the Indemnity
                  --------  -------
Provider under this Section 11.2(g) shall not apply to the following:

               (i) Withholdings on any Exempt Payment to any Financing Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the Lending Office of such Financing Party, entitled to submit a Form W8-BEN (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or Form W8-ECI or is otherwise entitled to a complete exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided that if a failure of exemption for any Financing Party results from a change in the principal place of business or Lending Office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

               (ii) Any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

          (h) For the purposes of this Section 11.2, (A) "U.S. Person" shall
                                                          -----------
mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate that is subject to Federal income taxation regardless of the source of its income or a trust if a court in the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all substantial decisions of the trust; (B) "U.S. Taxes"
                                                                  ----------
shall mean any present or future tax, assessment or other charge or levy imposed by the United States of America or any taxing authority thereof or therein; (C) "Form W8-BEN" shall mean "Form W8-BEN" (Certificate of Foreign Status of
 -----------
Beneficial Owner for U.S. Tax Withholding) of the Department of the Treasury
of the United States of America; and (D) "Form W8-ECI" shall mean "Form W8-ECI"
                                          -----------
(Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such form relates). Each of the forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such form relates.

          (i) If a Financing Party or an Affiliate with whom such Financing Party files a consolidated or other group tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under Section 11.2(g), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge
            --------
of the amount of any such benefit and of the date on which it is received, (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it, and (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider or any other Person any information regarding its tax affairs or tax computations.

          (j) Each Lender and each Holder that is not a U.S. Person shall, on or prior to the Closing Date or, in the case of any Lender or Holder that becomes a Lender or Holder after the Closing Date, on or before the effective date of the assignment pursuant to which it becomes a Lender or Holder, and from time to time thereafter upon request by the Indemnity Provider or the Agent (but only so long thereafter as such Lender or Holder remains lawfully able to do so), deliver to the Agent and the Indemnity Provider a properly completed and signed Form W-8BEN or Form W-8ECI, as appropriate, or any successor form prescribed by the Department of Treasury of the United States of America, certifying that such Lender Party is exempt from, or is entitled to a reduced rate of, United States federal withholding tax on payments under the Operative Agreements.

          Any Agent (including any successor Agent) that is not a U.S. Person shall, on or prior to the date it becomes a party to this Agreement, and from time to time thereafter upon request by the Indemnity Provider, deliver to the Indemnity Provider a properly completed and signed United States Treasury Department Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity or Certain U.S. Branches for United States Tax Withholding), including all required attachments and supplements.

          Each Financing Party that is a party to this Agreement on the Closing Date represents and warrants (and each Financing Party that becomes a Financing Party after the Closing Date shall be deemed to represent and warrant) to the Indemnity Provider that all information on each Form W-8BEN, W-8ECI or W-8IMY (as the case may be) delivered by such Financing Party pursuant to this Section 11.2(j) is true, correct and complete at the time such Financing Party delivers such form.

          (k) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right
             --------  -------
to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from and without prejudice to any other proceeding involving a Tax liability of such Indemnified Person.

          (l) If any Indemnified Person is entitled under applicable Law to a refund of any Indemnified Imposition which the Indemnity Provider has paid or for which the Indemnity Provider has paid an indemnity pursuant to this Section 11.2, then such Indemnified Person (x) shall take action that is reasonable in its sole judgment to claim such refund and (y) to the extent that it receives such refund, shall pay to the Indemnity Provider the amount of such refund (plus any interest received thereon); provided that the amount of any such payment by
                                -------------
the Indemnity Provider to the Indemnified Person shall not exceed the aggregate amounts previously paid by the Indemnity Provider pursuant to this Section 11.2 plus interest received thereon; and provided further that if an Event of Default
                                    -------- -------
shall be continuing, such payment shall be deferred until such Event of Default ceases to exist.

     11.3 [not used]

     11.4 [not used]

     11.5 EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY ETC.
          ---------------------------------------------------------------------

     WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH INDEMNITY PROVIDER HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

     11.6 Additional Provisions Regarding Environmental Indemnification.
          -------------------------------------------------------------

     Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim, or other loss of or damage to any Property or the environment relating to any Property, the Lease or the Indemnity Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c).

     11.7 [not used]
           --------

     11.8 [not used]
           --------

                                   SECTION 12

                                  MISCELLANEOUS

     12.1 Survival of Agreements.
          ----------------------

     The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the Closing, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

     12.2 Notices; Wire Instructions.
          --------------------------

          (a) All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other parties as provided herein, notices shall be delivered to the parties at the following addresses:

          If to the Lessee, to such entity at the following address:

                             Smart & Final Inc.
                             600 Citadel Drive
                             Commerce, California 90040
                             Attention: Richard Phegley
                             Telephone: 323-869-7779
                             Telecopy: 323-869-7862

          If to any Guarantor, to such entity in care of Smart & Final Inc. at the following address:

                             Smart & Final Inc.
                             600 Citadel Drive
                             Commerce, California 90040
                             Attention: Richard Phegley
                             Telephone: 323-869-7779
                             Telecopy:  323-869-7862

          If to the Owner Trustee, to it at the following address:

                             Wells Fargo Bank Northwest, National Association 79 South Main Street
                             Salt Lake City, Utah 84111
                             Attention: Val T. Orton,
                                        Vice President
                             Telephone: 801-246-5300
                             Telecopy:  801-246-5053

          If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.
               ----------

          If to the Agent, to it at the following address:

                             Fleet Capital Corporation
                             One Financial Plaza, 2nd Floor
                             Providence, RI 02903
                             Attention: Senior Credit Officer
                             Telephone: (401) 278-8252
                             Telecopy:  (401) 278-8022

          If to any Lender, to it at the address set forth for such Lender in
Schedule 2.10 of the Credit Agreement.
-------------

          From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto.

          (b) All amounts payable to any party under the Operative Agreements shall be paid by wire transfer of immediately available funds in accordance with that party's wire transfer instructions. Unless a party changes its wire instructions by giving notice to the other party as provided in Section 12.2(a), payments shall be delivered to the parties as follows:

          If to the Lessee:         Bank: Union Bank of California
                                          445 S. Figueroa St
                                          Los Angeles, CA 90071
                                    ABA: 122000496
                                    Account Name: Smart & Final Stores
                                    Account No.: 0700498581

          If to the Owner Trustee:  Bank: Wells Fargo Bank Northwest, N.A.
                                    ABA: 121-000-248
                                    Account No.: 051-0922115
                                    Reference: Smart & Final

          If to the Agent:          Bank: Fleet Bank R.I.
                                    ABA: 011500010
                                    Account Name: Fleet Capital Leasing
                                    Account No.: 0155527767
                                    Attention: Michelle Singh

          If to any Lender, to it as set forth in Schedule 2.2 of the Credit
                                                  ------------
Agreement.

          If to any Holder, to it as set forth in Schedule I of the Trust
                                                  ----------
Agreement.

          If to any Guarantor, to it as it may direct from time to time.

     12.3 Counterparts.
          ------------

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     12.4 Terminations, Amendments, Waivers Etc.; Unanimous Vote Matters.
          --------------------------------------------------------------

     Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Basic Document); provided, to the extent no Default or Event of
                               --------
Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Basic Document in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party. Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and (without the consent of any other Financing Party, except in the case of Unanimous Vote Matters) the Agent.

In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter.

     Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the amount of any Note or any Certificate,
 ----------------------
extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to any Lender or Holder, elect to decline the funding of any Transaction Expense with respect to Sections 7.1(a) or 7.1(b), elect to decline the funding of any indemnity payment by the Owner Trustee with respect to Section 12.9 or increase the amount or extend the expiration date of any Lender's Commitment or the Holder Commitment of any Holder; or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release any Collateral (except for Collateral described in a Subordinate Mortgage Instrument or the Subordinate Security Agreement or a release in accordance with Section 8.8) or release any Credit Party from its obligations under any Basic Document or Mortgage Instrument or otherwise alter any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements; or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent). Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     12.5 Headings, etc.
          -------------

     The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof

     12.6 Parties in Interest.
          -------------------

     Except as expressly provided herein, none of the provisions of this Agreement is intended for the benefit of any Person except the parties hereto.

     12.7 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
          ----------------------------------------------------------------
          VENUE.
          -----

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of California in Los Angeles County or of the United States for the Southern District of California, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

          (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (d) The Agent on behalf of the Lenders and the Holders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under any Operative Agreement or under applicable Law or by judicial foreclosure and sale, including without limitation a proceeding to confirm the sale; (ii) all rights of self-help including without limitation peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including without limitation injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     The parties to this Agreement and/or any other Operative Agreement agree that they shall not have a remedy of special, punitive or exemplary damages against any other party in any

Dispute and hereby waive any right or claim to special, punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute.

     12.8 Severability.
          ------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.9 Liability Limited.
          -----------------

          (a) The Lenders, the Agent, the Credit Parties, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section 6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

          (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Lenders, the Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over)
(A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) [not used] or (C) except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be
       --------
enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this
Section 12.9(b)).

     12.10 Rights of the Credit Parties.
           ----------------------------

     If at any time all obligations (i) of the Owner Trustee under the Credit Agreement the Security Documents, the Certificates, and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to (a) terminate the Lease and guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and Section 6B pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

     12.11 Further Assurances.
           ------------------

     The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

     12.12 Calculations under Operative Agreements.
           ---------------------------------------

     The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

     12.13 Confidential.
           ------------

     Each Financing Party agrees to keep confidential any information furnished or made available to it by any Credit Party or any of its Subsidiaries pursuant to this Agreement that is marked confidential; provided that nothing herein
                                               --------
shall prevent any Financing Party from disclosing such information (a) to any other Financing Party or any Affiliate of any Financing Party, or any officer, director, employee, agent, or advisor of any Financing Party or Affiliate of any Financing Party; (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein; (c) as required by any law, rule, or regulation; (d) upon the order of any court or administrative agency; (e) upon the request or demand of any regulatory agency or authority;
(f) that is or becomes available to the public or that is or becomes available to any Financing Party other than as a result of a disclosure by any Financing Party prohibited by this Agreement; (g) in connection with any litigation to which such Financing Party or any of its Affiliates may be a party; (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Operative Agreement; and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

     12.14 Financial Reporting/Tax Characterization.
           ----------------------------------------

     The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Property and the Lessee will be treated as the lessee of the Property and
(ii) for all other purposes, including United States federal, state and local income tax purposes, and real estate law, commercial law and bankruptcy law purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor will be deemed a lender making a loan to the Lessee in an amount equal to the sum of the Loan plus the Holder Advance, which loan is secured by the Property, and (C) the Lessee will be treated as the owner of the Property and will be entitled to all tax benefits available to the owner of the Property. Nevertheless, the Lessee acknowledges and agrees that none of the Financing Parties has made, or shall be deemed to have made, any representation or warranty with respect to the matters described in the preceding sentence and that the Lessee has obtained and relied upon such tax, accounting and legal advice from its own accountants and counsel concerning the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.

     12.15 Set-off.
           -------

     In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon the occurrence of any Event of Default and during the continuance thereof, the Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any other Financing Party, without the prior written consent of the Majority Secured Parties, and any Financing Party violating this provision shall indemnify the Agent and the other Financing Parties from any and all costs, expenses, liabilities and damages resulting therefrom. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the, day and year first above, written.

LESSEE:                         SMART & FINAL INC., as the Lessee


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

GUARANTORS:                     AMERICAN FOODSERVICE
                                DISTRIBUTORS, as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                SMART & FINAL STORES
                                CORPORATION, as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                SMART & FINAL OREGON, INC., as a
                                Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                PORT STOCKTON FOOD
                                DISTRIBUTORS, INC., as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                        Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                HENRY LEE COMPANY, as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                CASINO FROZEN FOODS, INC., as a
                                Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                AMERIFOODS TRADING COMPANY, as a
                                Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                FOODSERVICESPECIALISTS.COM, INC.,
                                as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                HL HOLDING CORPORATION, as a
                                Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

                                OKUN PRODUCE INTERNATIONAL,
                                INC., as a Guarantor


                                By:  /s/ Richard N. Phegley
                                     -------------------------------------------
                                Name: Richard N. Phegley
                                Title: Senior Vice President and
                                       Chief Financial Officer


                                By:  /s/ Donald G. Alvarado
                                     -------------------------------------------
                                Name: Donald G. Alvarado
                                Title: Senior Vice President and Secretary

                            [Participation Agreement]

OWNER TRUSTEE:                  WELLS FARGO BANK NORTHWEST,
                                NATIONAL ASSOCIATION, not
                                individually, except as expressly stated herein, but solely as the Owner Trustee under S&F
                                Trust 1998-1


                                By:  /s/ C. Scott Nielsen
                                     -------------------------------------------
                                Name: C. Scott Nielsen
                                Title: Vice President

                            [Participation Agreement]

THE AGENT AND THE               FLEET CAPITAL CORPORATION, as a
LENDERS AND HOLDERS             Lender and as the Agent


                                By:  /s/ Mark A. Davis
                                     -------------------------------------------
                                Name: Mark A. Davis
                                Title: Vice President

                            [Participation Agreement]

                                GMAC BUSINESS CREDIT, LLC, as a
                                Lender


                                By:  /s/ Michael R. Reisner
                                     -------------------------------------------
                                Name: Michael R. Reisner
                                Title: Senior Vice President

                            [Participation Agreement]

                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK B.A.
                                "RABOBANK NEDERLAND", NEW YORK
                                BRANCH, as a Lender


                                By:  /s/ Bradford F. Scott
                                     -------------------------------------------
                                Name: Bradford F. Scott
                                      ------------------------------------------
                                Title: Executive Director
                                       -----------------------------------------


                                By:  /s/ Jeffrey Vollack
                                     -------------------------------------------
                                Name: Jeffrey Vollack
                                      ------------------------------------------
                                Title: Managing Director & Senior Credit
                                       -----------------------------------------
                                Officer
                                ------------------------------------------------

                            [Participation Agreement]

                                NATEXIS BANQUES POPULAIRES, as a
                                Lender and as a Holder


                                By:  /s/ Pieter J. van Tulder
                                     -------------------------------------------
                                Name: Pieter J. van Tulder
                                      ------------------------------------------
                                Title: Vice President & Manager
                                       -----------------------------------------
                                Multinational Group
                                ------------------------------------------------


                                By:  /s/ Christine Dirringer
                                     -------------------------------------------
                                Name: Christine Dirringer
                                      ------------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                            [Participation Agreement]

                                TRANSAMERICA EQUIPMENT
                                FINANCIAL SERVICES CORPORATION,
                                as a Lender


                                By:  /s/ James R. Bates
                                     -------------------------------------------
                                Name: James R. Bates
                                      ------------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                            [Participation Agreement]

                                CASINO USA, INC., as a Lender


                                By:  /s/ Andre Delolmo
                                     -------------------------------------------
                                Name: Andre Delolmo
                                      ------------------------------------------
                                Title: President
                                       -----------------------------------------

                            [Participation Agreement]

                                BNP PARIBAS, as a Lender


                                By:  /s/ Sean T. Conlon
                                     -------------------------------------------
                                Name: Sean T. Conlon
                                      ------------------------------------------
                                Title: Managing Director
                                       -----------------------------------------


                                By:  /s/ Tjalling Terpstra
                                     -------------------------------------------
                                Name: Tjalling Terpstra
                                      ------------------------------------------
                                Title: Director
                                       -----------------------------------------

                            [Participation Agreement]